SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deposits Prepayments And Other Receivables Net
Consideration receivable		$ 1,625,779
Deposits	21,932	22,484
Prepayments	122,368	2,573,047
Other receivables	40,670	125,326
Deposits prepayments and other receivables gross	184,970	4,346,636
Less: allowance for expected credit losses		(1,749,619)
Total	$ 184,970	$ 2,597,017